Agreement to Assume Debt
                               and
                   Release, Waiver and Novation



This Agreement to Assume Debt and Release, Waiver and Novation ("Agreement") is entered into this 31st day of July 2006 among SH Celera Capital Corporation, a Maryland corporation ("SH Celera") and G/O International, Inc., a Colorado corporation ("G/O") and those creditors of G/O that shall executed and deliver a counterpart signature page to this Agreement ("Creditors").

WHEREAS, SH Celera and G/O have entered into a Reorganization Plan and Agreement of even date herewith (the "Reorganization Agreement") pursuant to which SH Celera has for the consideration set forth in the Reorganization Agreement, agreed to assume up to $65,000 of the outstanding debt of G/O as set forth in Schedule 1 hereto ("G/O's Debt");


NOW THEREFORE, for and in consideration set forth herein and in the Reorganization Agreement, the parties mutually agree as follows:

     1. Assumption of G/O's Debt. SH Celera hereby assumes and agrees to pay not greater than $65,000 of those obligations of G/O set forth in Schedule 1 hereto.

     2. Acceptance of Assumption and Release of Obligors. Each Creditor of G/O as set forth in Schedule 1 hereto, through execution and delivery of its counterpart signature page hereto, hereby agrees and accepts such assumption of G/O's Debt by SH Celera Capital Corporation and hereby releases and forever waives any claim against G/O respecting the G/O Debt.

     3. Definition of Terms. The capitalized terms used herein, unless otherwise indicated shall have the same meaning as those set forth in the Reorganization Agreement.

     4. Further Cooperation. Each of the parties hereto will further cooperate in performing all tasks necessary to complete the transaction contemplated hereby including the execution and deliver of such further documents as reasonably deemed necessary by all transfer agents, legal and accounting professionals.

     5. Authority, Validity, Non-Contravention. Through execution and delivery of this Agreement, each signatory Party hereto represents and warrants to the other that: (i) such signatory Party has taken all action necessary to execute and deliver this Agreement and all attachments hereto, and to perform its obligations hereunder and thereunder, (ii) this Agreement and all attachments hereto have each been duly and validly executed and delivered by the signatory Party and each constitutes a valid and legally binding obligation of the signatory Party, enforceable against such signatory Party in accordance with their respective terms, and (iii) the execution, delivery and performance of this Agreement and any attachments hereto, by the signatory Party, do not and will not
          (a) conflict with or result in a breach of any of the provisions of such Party's organization charter, (b) contravene any Law which affects or binds such Party or any of its properties, (c) conflict with, result in a breach of, constitute a default under, or give rise to a right of termination or acceleration under any material contract, agreement, note, deed of trust, mortgage, trust, lease, governmental or other license, permit or other authorization, or any other material instrument or restriction to which such signatory Party is a party or by which any of its properties may be affected or bound, or (d) require such signatory Party to obtain the approval, consent or authorization of, or to make any declaration, filing or registration with, any third party or any governmental authority which has not been obtained in writing prior to the date of this Agreement.



G/O International, Inc.,              SH Celera Capital Corporation,
a Colorado corporation                a Maryland corporation

By/s/Brian Rodriguez
Brian Rodriguez                       By/s/George Jarkesy, President


G/O Creditors


/s/Leonard W. Burningham              $
Leonard W. Burningham

X____________________________         $


X____________________________         $

                            Schedule 1

                          G/O Creditors



Name                                Amount of Debt
Leonard W. Burningham